EXHIBIT 32.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                           SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Avitar, Inc. (the "Company") on Form 10-KSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay C. Leatherman, Jr., Chief Financial Officer of the Company certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2006

                                          /s/ Jay C. Leatherman, Jr.
                                          -------------------------
                                          Jay C. Leatherman, Jr.
                                          Chief Financial Officer (Principal
                                          Financial and Accounting
                                          Officer), Secretary